EXHIBIT 10.2

EXHIBIT A

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES.

Warrant No.: [___________]	Number of Shares: 1,000,000
Warrant Date: 14/1/2021

GOLDEN MATRIX GROUP, INC.
COMMON STOCK PURCHASE WARRANT

1. Issuance. For value received, the receipt of which is hereby acknowledged by Golden Matrix Group, Inc., a Nevada corporation (the “Company”), [_________________], or registered assigns (the “Holder”), is hereby granted the right to purchase, at any time until the close of business on the Expiration Date (defined below in Section 2), One Million (1,000,000), subject to adjustment upon certain events as described in greater detail below, fully paid and nonassessable shares of the Company’s Common Stock, par value $0.00001 per share (the “Common Stock”), at an exercise price of $6.00 per share (the “Exercise Price”).

2. Expiration of Warrant. The “Expiration Date” of this Warrant is the earlier of (a) 14/1/2023; and (b) the 30th day after the Company sends the Holder written notification (pursuant to Section 11 hereof) of the occurrence of a Ten-Day Trading Event. A “Ten-Day Trading Event” means that the Closing Sales Price of the Company’s Common Stock on the Principal Market has been equal to or more than $10.00 per share (the “Required Trading Price”)(as adjusted equitably for any transaction described in Section 9 below), for a period of at least ten (10) consecutive Trading Days. All rights of the Holder under this Warrant, including, but not limited to the Holder’s right to exercise this Warrant, shall expire and terminate on the Expiration Date. “Trading Day” means any day on which the Common Stock is traded on the Principal Market; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time). “Principal Market” means the New York Stock Exchange, the NYSE American, the NASDAQ Global Select Market, the NASDAQ Global Market, or the NASDAQ Capital Market, the OTCQB Market, the OTCQX Market, or the OTC Pink Market, or any successor or subsequent market or exchange, which is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

3. Procedure for Exercise. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with payment in cash of the aggregate Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. This Warrant may be exercised in whole or in part, subject to the Beneficial Ownership Limitation (defined below). On any such partial exercise, provided the Holder has surrendered the original Warrant, the Company will issue and deliver to the order of the Holder a new Warrant of like tenor, in the name of the Holder, for the whole number of shares of Common Stock for which such Warrant may still be exercised.

4. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional Warrant Shares the Company shall issue an additional share of Common Stock to the Holder or pay the Holder the fair market value of such fractional share, as determined in the reasonable discretion of the Board of Directors of the Company, in the Company’s sole discretion.

5. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance upon exercise hereof (the “Warrant Shares”). Any shares issuable upon exercise of this Warrant will be duly and validly issued, fully paid, non-assessable and free of all liens and charges and not subject to any preemptive rights and rights of first refusal.

6. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

7. No Rights as Shareholder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

8. Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates (as defined under Rule 144 of the Securities Act, “Affiliates”) and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise)(the “Beneficial Ownership Limitation”). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a transaction described in Section 9.bb hereof, to the extent applicable. By written notice to the Company, the Holder may increase the Beneficial Ownership Limitation to up to 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise), but any such increase will not be effective until the 61st day after delivery of such notice. In no event shall the Beneficial Ownership Limitation be increased to greater than 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). This restriction may not be waived.

Golden Matrix Group, Inc.

Common Stock Purchase Warrant #[________]

9. Effect of Certain Transactions

a. Adjustments for Stock Splits, Stock Dividends Etc. If the number of outstanding shares of Common Stock of the Company are increased or decreased by a stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately following such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged. Similarly, the Required Trading Price shall be equitably adjusted to affect such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, by the Board of Directors of the Company in its sole reasonable discretion.

b. Fundamental Transactions. If at any time the Company plans to sell all or substantially all of its assets or engage in a merger or consolidation of the Company in which the Company will not survive (other than a merger or consolidation with or into a wholly- or partially-owned subsidiary of the Company)(each a “Fundamental Transaction”), the Company will give the Holder of this Warrant advance written notice at least thirty (30) days prior to the planned closing of the Fundamental Transaction. If this Warrant or any part thereof is not exercised by the Holder prior to the date of the closing of the Fundamental Transaction, this Warrant or any unexercised portion thereof, shall expire and terminate effective upon such event. Similarly, the Required Trading Price shall be equitably adjusted by the Board of Directors of the Company in its sole reasonable discretion to affect such Fundamental Transaction.

10. Transfer to Comply with the Securities Act. This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and has been issued to the Holder for investment and not with a view to the distribution of either this Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Securities Act. Each certificate for this Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

Golden Matrix Group, Inc.

Common Stock Purchase Warrant #[________]

11. Notices. All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be delivered (i) by personal delivery, or (ii) by national overnight courier service, or (iii) by certified or registered mail, return receipt requested, or (iv) via facsimile transmission, with confirmed receipt, or (v) via email. Notice shall be effective upon receipt except for notice via fax (as discussed above) or email, which shall be effective only when the recipient, by return or reply email or notice delivered by other method provided for in this Section 11, acknowledges having received that email (with an automatic “read receipt” or similar notice not constituting an acknowledgement of an email receipt for purposes of this Section 11, but which acknowledgement of acceptance shall include cases where recipient ‘replies’ to such prior email, including the body of the prior email in such ‘reply’). Such notices shall be sent to the Holder at the address set forth in the Subscription Agreement (or as may be updated from time to time) and the Company at the address set forth below, subject to notice of changes thereof from any party with at least ten (10) days’ notice to the other party. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, or if mailed, two days after the date of deposit in the United States mails, as follows:

If to the Company, to:

Golden Matrix Group, Inc.

Attn: Brian Goodman
3651 Lindell Road, Suite D131

Las Vegas, Nevada 89103

Email: brian@igcms.com

With a copy to:

The Loev Law Firm, PC

Attn: David M. Loev

6300 West Loop South, Suite 280

Bellaire, Nevada 77401

Email: dloev@loevlaw.com

If to the Holder, to its address appearing on the Subscription Agreement, as may be updated by the Holder as described above.

Any party may designate another address or person for receipt of notices hereunder by written notice given at least five (5) business days prior to the date such change will be effective, given to the other parties in accordance with this Section.

Golden Matrix Group, Inc.

Common Stock Purchase Warrant #[________]

12. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the Company and the Holder hereof. This Warrant contains the full understanding of the Company and the Holder with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

13. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of Nevada or in the federal courts located in Clark County, Nevada. The Company by signing this Warrant below and the Holder by accepting this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

14. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

15. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

16. Assignability. This Warrant or any part hereof may only be hereafter assigned by the Holder to an affiliate thereof executing documents reasonably required by the Company, subject to applicable law. Any such assignment shall be binding on the Company and shall inure to the benefit of any such assignee.

17. Restrictions. By acceptance hereof, the Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant have restrictions upon their resale imposed by state and federal securities laws.

[Remainder of the page intentionally left blank; signature page follows.]

Golden Matrix Group, Inc.

Common Stock Purchase Warrant #[________]

IN WITNESS WHEREOF , the Company has executed this Warrant as of the Warrant Date set forth above.

COMPANY:

GOLDEN MATRIX GROUP, INC.

By:
Name:	Anthony B Goodman
Title:	CEO

Golden Matrix Group, Inc.

Common Stock Purchase Warrant #[________]

NOTICE OF EXERCISE OF WARRANT

Attention: Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Common Stock Purchase Warrant [________] issued by Golden Matrix Group, Inc., a Nevada corporation (the “Company”) and held by the undersigned, _________ shares of Common Stock of the Company. Payment of the Exercise Price per Warrant Share required under the Warrant accompanies this Notice.

The issuance of the shares of Common Stock in connection with this Notice of Exercise of Warrant will not cause the undersigned to exceed the Beneficial Ownership Limitation of the Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such Shares for its, her, or his own account for investment purposes only, and not for resale or with a view to distribution of such Warrant Shares or any part thereof.

Date: ________, 20__

WARRANTHOLDER:

Signature:___________________________

Print Name:___________________________

Title:___________________________

Address:___________________________

Name in which Shares should be registered: ___________________________

Golden Matrix Group, Inc.

Common Stock Purchase Warrant #[________]

EXHIBIT B

INFORMATION FOR RESIDENTS OF CERTAIN STATES

Each prospective purchaser should read the legend and/or state disclosure listed below applicable to the state in which he resides. The state disclosures and/or legends listed below do not in any way constitute or imply that offers or sales may be made in such states. Offers and/or sales may only be made in those states approved by the Company. If any prospective purchaser resides in a state not included below, such prospective investor should request the state legend applicable to such purchaser’s state prior to making an investment in the Company.

California Residents:

These securities have not been registered under the Securities Act of 1933, as amended, or the California Corporations Code by reason of specific exemptions thereunder relating to the limited availability of the offering. These securities cannot be sold, transferred or otherwise disposed of to any person or entity unless subsequently registered under the Securities Act of 1933, as amended, or the California Corporations Code, if such registration is required.

Connecticut Residents:

These securities offered herein have not been registered under section 36-485 of the Connecticut Uniform Securities Act (the “Act”) and, therefore, cannot be resold unless they are registered under the Act or unless an exemption from registration is available.

Florida Residents:

These securities have not been registered under the Florida Securities and Investor Protection Act in reliance upon exemption provisions contained therein. Section 517.061(11)(a)(5) of the Florida Securities and Investor Protection Act (the “Florida Act”) provides when sales are made to five or more purchasers in this state that any purchaser of securities in Florida which are exempted from registration under Section 517.061(11) of the Florida Act may withdraw his subscription agreement and receive a full refund of all monies paid, within three days after the later of (i) the date he tenders consideration for such securities and (ii) the date this statutory right of rescission is communicated to him (which shall be established conclusively by the Company’s provision of this “Information for Residents of Certain States”). Any Florida resident who purchases securities is entitled to exercise the foregoing statutory rescission right by telephone, telegram, or letter notice to the Company. Any telegram or letter should be sent or postmarked prior to the end of the third business day. A letter should be mailed by certified mail, return receipt requested, to ensure its receipt and to evidence the time of mailing. Any oral requests should be confirmed in writing.

Georgia Residents:

The securities sold in the state of Georgia have been issued or sold in reliance on paragraph (I3) of Code section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such Act or pursuant to an effective registration under such Act.

Illinois Residents:

These securities have not been approved or disapproved by the Secretary of State of Illinois, nor has the Secretary of State of Illinois nor the State of Illinois passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Indiana Residents:

These securities have not been registered under Section 3 of the Indiana Securities Act and therefore, cannot be resold or transferred unless they are so registered or unless an exemption from registration is available.

Maryland Residents:

The Securities which are the subject of this offering memorandum have not been registered under the Maryland Securities Act in reliance upon the exemption in section 11-602(9) of such act. Unless these Securities are registered, they may not be re-offered for sale or resold in the State of Maryland, except as security, or in a transaction exempt under such Act.

Michigan Residents:

These securities have not been registered under Section 451.701 of the Michigan Uniform Securities Act (the Act) and may be transferred or resold by residents of Michigan only if registered pursuant to the provisions of the Act, or if an exemption from registration is available. The investment is suitable if it does not exceed 10% of the investor’s net worth.

Minnesota Residents:

The securities represented by this Memorandum have not been registered under Chapter 80A of the Minnesota Securities Laws and may not be sold, transferred or otherwise disposed of except pursuant to registration or an exemption therefrom.

Nevada Residents:

These securities have not been approved or disapproved by the Secretary of State of Nevada, nor has the Secretary of State of Nevada nor the State of Nevada passed upon the accuracy or adequacy of the information set forth herein. Any representation to the contrary is a criminal offense.

New Jersey Residents:

These securities have not been approved or disapproved by the Bureau of Securities of the State of New Jersey, nor has the Bureau passed on or endorsed the merits of this Offering. The filing of the written Offering does not constitute approval of the issue or the sale thereof by the Bureau of Securities. Any representation to the contrary is unlawful.

These are speculative securities and involve a high degree of risk. These securities are offered only to bona fide adult residents of the State of New Jersey.

New York Residents:

This Private Placement Memorandum has not been reviewed by the attorney general of the State of New York (or any other state) prior to its issuance and use. The attorney general of the State of New York has not passed upon or endorsed the merits of this Offering. Any representation to the contrary is unlawful.

All purchasers who are offered the Securities within or from the State of New York shall be deemed to automatically confirm and certify the following to the Company in connection with their execution of the Subscription Agreement:

“I understand that this offering of Securities in the Company has not been reviewed by the Attorney General of the State of New York because of the issuer’s representations that this is intended to be a nonpublic Offering pursuant to SEC Regulation D and that if all of the conditions and limitations of Regulation D are not complied with, the offering will be resubmitted to the Attorney General for amended exemption. I understand that any offering literature used in connection with this offering has not been pre-filed with the Attorney General and has not been reviewed by the Attorney General. This security is being purchased for his own account for investment, and not for distribution or resale to others. I agree that I will not sell or otherwise transfer these securities unless they are registered under the Federal Securities Act of 1933, or unless an exemption from such registration is available. I represent that I have adequate means of providing for my current needs and possible personal contingencies and that I have no need for liquidity of this investment.”

“It is understood that all documents, records and books pertaining to this investment have been made available for inspection by my attorney and/or my accountant or my offeree representative and myself, and that the books and records of the issuer will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.”

Oklahoma Residents:

The securities offered herein have not been registered under the Oklahoma Securities Act (the “Oklahoma Act”), and therefore Cannot be resold or transferred by the investor in a transaction Which is exempt under the Oklahoma Act or pursuant to an effective Registration under the Oklahoma Act.

Ohio Residents:

These securities have not been approved or disapproved as an investment for any Ohio resident by the Ohio Division of Securities nor has the Division passed upon the accuracy of the offering.

Pennsylvania Residents:

Residents of the Commonwealth of Pennsylvania can only transfer the Securities offered hereby in accordance with the provisions of section 203(d) of the Pennsylvania Securities Act of 1972 and are subject to the following conditions:

A. Under the provisions of the Pennsylvania Securities Act of 1972, a Pennsylvania resident who accepts an offer to purchase securities exempted from registration by section 203(d)(f)(p) or (r) directly from an issuer or affiliate of an issuer shall have the right to withdraw his acceptance without incurring any liability to the seller, underwriter, if any, or any other person, within two business days from the date of receipt by the issuer of this written binding contract to purchase, or in the case of a transaction where there is no written binding contract to purchase, within two business days after he makes the initial payment for the securities being offered.

B. Pursuant to Section 203.041(c)(1) of the Pennsylvania Blue Sky Regulations (“Regulations”), the purchaser must acknowledge that he or she agrees not to sell the securities purchased herein within 12 months after the date of purchase except in accordance with Section 204.011 of the Regulations. Section 204.011 provides for an automatic waiver of the 12 month holding period under certain conditions including that the securities purchased are subsequently being registered under the Securities Act of 1933 or 1934.

Texas Residents:

Each purchaser of Securities must bear the economic risk of an investment in the Company for an indefinite period of time. The Securities have not been registered under the Securities Laws of Texas or the Securities Act of 1933 and may not be transferred or sold by the purchaser thereof except in transactions that are exempt from registration under the Securities Laws of Texas and the Securities Act of 1933 or pursuant to an effective registration thereunder.

Virginia Residents:

Any predictions and representations, written or oral, which do not conform to those contained in the Memorandum, shall not be permitted.

Wisconsin Residents:

The Securities Commission of the State of Wisconsin has not passed upon the merits or qualifications of, or recommended or given approval to, the securities hereby offered, nor has the Securities Commissioner of this state passed upon the adequacy of this Memorandum. Any representation to the contrary is a criminal offense.

The investor must rely on his own examination of the person or entity creating the securities and the terms of the Offering, including the merits and risks involved in making an investment decision on these securities.

NASAA UNIFORM LEGEND

In making an investment decision investors must rely on their examination of the offering, including the merits and risks involved. These securities have not been recommended by a federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act of 1933, as amended, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the investment risks of this investment for an indefinite period of time.